                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report:  May 9, 1995


                           FRONTEER DIRECTORY COMPANY, INC.
                     --------------------------------------
                     (Exact Name of Registrant as Specified
                                 in Its Charter)


         Colorado                     0-17637                  45-0411501
- ----------------------------       ----------------          --------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)               Identification
                                                                 Number)




                              216 North 23rd Street
                              Bismarck, North Dakota 58501
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (701) 258-4970





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ITEM 1.CHANGES IN CONTROL OF REGISTRANT. AND ITEM 2. ACQUISITION OR DISPOSITION
       OF ASSETS.

                              ACQUISITION OF RAFCO

     On April 26, 1995, the Registrant entered into a Plan of Reorganization and Exchange Agreement ("Reorganization Agreement") with RAFCO, Ltd., a Nevada corporation ("RAFCO"), 1700 Lincoln Street, Denver, Colorado 80203. Under the Agreement, the Registrant acquired all of the assets of RAFCO in exchange for the assumption by the Registrant of the liabilities of RAFCO and the issuance by the Registrant to RAFCO of 7,223,871 shares of the $0.01 par value common stock of the Registrant and 87,500 shares of the $0.10 par value Series A Voting Cumulative Preferred Stock ("Series A Preferred Stock") of the Registrant. RAFCO dissolved as a corporation and will distribute the Registrant's common stock and Series A Preferred Stock to the 20 persons who were shareholders of RAFCO. Under the Reorganization Agreement, after compliance with Rule 14f-1 under the Securities Exchange Act of 1934, as amended, all directors of the Registrant, except for Dennis W. Olson, will resign as directors of the Registrant and Robert A. Fitzner, Jr. and Robert L. Long will be appointed as directors of the Registrant to fill two of the vacancies created by such resignations. As a result of the reorganization transaction described in the Reorganization Agreement and as a result of being a shareholder of RAFCO, Mr. Fitzner will receive 4,784,705 shares of common stock of the Registrant and 5,000 shares of the Series A Preferred Stock of the Registrant. As of April 26, 1995, Mr. Fitzner will own 37.9% of the outstanding voting securities of the Registrant. Earlene E. Fitzner, the mother of Robert A. Fitzner, Jr., will own 2,500 shares of the Series A Preferred Stock of the Registrant. Mr. Fitzner may be deemed to be in control of the Registrant as a result of his position as a director of the Registrant and his ownership of 37.9% of the outstanding voting securities of the Registrant. The other persons who will receive common stock of the Registrant as a result of the reorganization transaction and as a result of being shareholders of RAFCO are: Kanouff Corporation (1,558,078 shares); Dorothy
K. Englebrecht (220,272 shares); Steven Fishbein (220,272 shares); Peter O'Leary (220,272 shares); and Arlene Wilson (220,272 shares).

     The principal assets acquired by the Registrant from RAFCO under the Reorganization Agreement are all of the outstanding stock of RAF Financial Corporation, a Colorado corporation ("RAF") and approximately 50% of the outstanding common stock of Secutron Corp., a Colorado corporation ("Secutron"). Also, the Registrant acquired furniture, fixtures, and equipment which were used by RAFCO in its businesses and which the Registrant intends to continue to use in the businesses acquired under the Reorganization Agreement. RAF is registered as a broker dealer with the Securities and Exchange Commission, is a member of the National Association of Securities Dealers, Inc. and the Boston Stock Exchange, is an associate member of the American Stock Exchange, and is registered as a securities broker dealer in all 50 states. RAF is a member of the Securities Investor Protection Corporation ("SIPC") and other regulatory and trade organizations. RAF's securities business consists of providing securities transaction clearing services for other broker dealers on a fully disclosed basis, providing retail

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securities brokerage and investment services, trading fixed income and equity securities, providing investment banking services to corporate and municipal clients, managing and participating in underwriting of corporate and municipal securities, and distributing mutual fund shares. Secutron develops, installs, markets, and supports industry specific application software systems and provides consulting services in the software development and data processing areas. Also, Secutron markets computer hardware for several manufacturers. For the fiscal year ended December 31, 1994, RAF had gross revenues of $13,796,032 and Secutron had gross revenues of $3,515,230. For the fiscal year ended December 31, 1994, RAF had earnings of $4,591 and Secutron had a loss of ($224,419). The number of shares of common stock and Series A Preferred Stock issued by the Registrant in the reorganization transaction under the Reorganiza-tion Agreement were determined by arm's length negotiations between representatives of the Registrant and representatives of RAFCO.

                               TELECOM AGREEMENTS

     On April 27, 1995, the Registrant entered into a Sale and Purchase Agreement ("Sale Agreement") with Telecom * USA Publishing Company, an Iowa corporation ("Telecom"). Under the Sale Agreement, the Registrant agreed to sell to Telecom eleven of the Registrant's telephone directories located in the States of Idaho, Montana, South Dakota, Utah, and Wyoming and certain equipment for a purchase price of $2,400,000 payable $1,500,000 at the closing which is expected to occur on May 5, 1995, and $900,000 prior to December 31, 1995. The Sale Agreement requires that nine employees of the Registrant personally enter into noncompetition agreements with Telecom. As consideration for such noncompetition agreements, Telecom has agreed to pay $800,000 to such nine employees, four of whom are officers and directors of the Registrant.

     On April 27, 1995, the Registrant entered an option agreement with Telecom ("Option Agreement"). The Option Agreement is conditioned upon the occurrence of the closing of the Sale Agreement between the Registrant and Telecom. At the closing of the Sale Agreement, Telecom will make a noninterest bearing and nonrecourse $500,000 loan to the Registrant as consideration for the Option Agreement. Under the Option Agreement, Telecom has the right and option to acquire from the Registrant nine North Dakota telephone directories. The option period is from June 1, 1997 to June 1, 1999. If Telecom exercises this option, the purchase price payable to the Registrant will equal the total net cash revenue for the most recent edition of each of the nine directories published and distributed prior to the date of the closing of the purchase under the Option Agreement. This purchase price is subject to adjustment under certain circumstances as described in the Option Agreement. If Telecom does not exercise its option, the full amount of the $500,000 loan made by Telecom to the Registrant will be forgiven. If Telecom exercises its option to purchase the North Dakota directories from the Registrant, the full amount of the $500,000 loan will be applied against the purchase price of such directories. If Telecom exercises its option to purchase the nine North Dakota directories, Telecom will require that nine employees of the Registrant enter into noncompetition agreements with Telecom. Four of such employees are currently officers and directors of the Registrant. As

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consideration for entering into such noncompetition agreements, such employees of the Registrant will receive approximately 25% of the purchase price paid by Telecom for the nine North Dakota directories.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b)  Financial Statements.

          The financial statements required to be filed by the Registrant as a result of the transactions described in this Form 8-K Report are not available for filing as of the date of this Report. Such financial statements will be filed as an amendment to this Form 8-K Report as soon as practicable, but not later than 60 days after the date of this Form 8-K Report.

     (c)  Exhibits.

          2.1 Plan of Reorganization and Exchange Agreement dated April 26, 1995, with Exhibits A, B, C, F, and I.

          2.2 Sale and Purchase Agreement dated April 27, 1995, with Exhibits A and J.

          2.3     Option Agreement dated April 27, 1995, with Exhibits A,
                  B, and D.

          3.0(i) Articles of Amendment to the Registrant's Articles of Incorporation dated April 28, 1995.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    FRONTEER DIRECTORY COMPANY, INC.



                    By:/s/ DENNIS W. OLSON
                       ---------------------------------------------------------
                       Authorized Signatory


                    Date Signed: MAY 5, 1995
                                 -----------------------------------------------

                    DENNIS W. OLSON
                    ------------------------------------------------------------
                    Printed Name of Signatory


                    PRESIDENT
                    ------------------------------------------------------------
                    Title of Signatory

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                                                                File No. 0-17637

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                                DATED MAY 9, 1995

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        FRONTEER DIRECTORY COMPANY, INC.





                                    EXHIBITS



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                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION                                                   PAGE NO.
- -------   -----------                                                   --------

2.1       Plan of Reorganization and Exchange Agreement dated
          April 26, 1995, with Exhibits A, B, C, F, and I.

2.2       Sale and Purchase Agreement dated April 27, 1995, with Exhibits
          A and J.

2.3 Option Agreement dated April 27, 1995, with Exhibits A, B, and D.

3.0 (i)   Articles of Amendment to the Registrant's Articles of
          Incorporation dated April 28, 1995.



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